Investor presentation J a n u a r y 2 0 2 2

1 Disclaimer Forward-Looking Statements This presentation contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to known and unknown risks, uncertainties and other important factors that may cause actual results to be materially different from the statements made herein. All statements other than statements of historical fact included in this presentation are forward-looking statements, including, but not limited to, the Company’s financial results, future financial position, expected growth of cash flows, business strategy, budgets, projected costs, projected capital expenditures, taxes, plans, objectives, potential synergies, industry trends and growth opportunities. Forward-looking statements discuss the Company’s current expectations and projections relating to its financial operations, plans, objectives, future performance and business. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “aim,” “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “future,” “intend,” “outlook,” “potential,” “project,” “projection,” “plan,” “seek,” “may,” “could,” “would,” “will,” “should,” “can,” “can have,” “likely,” the negatives thereof and other similar expressions. All forward-looking statements are expressly qualified in their entirety by these cautionary statements. These forward-looking statements are only predictions, not historical fact, and involve certain risks and uncertainties, as well as assumptions. While Hydrofarm believes that its assumptions are reasonable, it is very difficult to predict the impact of known factors, and, of course, it is impossible to anticipate all factors that could affect actual results. There are many risks and uncertainties that could cause actual results to differ materially from forward-looking statements made herein including, most prominently, the risks discussed under the heading “Risk Factors” in the Company’s latest annual report on Form 10-K and quarterly reports on Form 10-Q filed with the U.S. Securities and Exchange Commission (“SEC”). Such forward-looking statements are made only as of the date of this presentation. All of the Company’s SEC filings are available online at www.sec.gov. Hydrofarm undertakes no obligation to publicly update or revise any forward-looking statement because of new information, future events or otherwise, except as otherwise required by law. If we do update one or more forward-looking statements, no inference should be made that we will make additional updates with respect to those or other forward-looking statements. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. In addition, the preliminary financial results set forth in this presentation are preliminary and unaudited, and these estimates are based on information currently available to the Company. While the Company believes these estimates are meaningful, they could differ from the actual results that the Company ultimately reports in its annual report on Form 10-K for the fiscal year ended December 31, 2021. The Company assumes no obligation and does not intend to update these estimates prior to filing its annual report on Form 10-K for the fiscal year ended December 31, 2021. Non-GAAP Measures This presentation contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Management uses these “non- GAAP” measures in its analysis of the Company’s performance. Management believes these non-GAAP financial measures allow for better comparability of period to period operating performance. Additionally, the Company believes this information is utilized by regulators and market analysts to evaluate a company’s financial condition and therefore, such information is useful to investors. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. A reconciliation of the non- GAAP measures used in this presentation to the most directly comparable GAAP measures is provided in the Appendix to this presentation.

2 Reaffirming Fiscal 2021 Outlook 2021 Fiscal Outlook  Net sales of approximately $470.0 million to $490.0 million, representing growth of 37% to 43% compared to fiscal 2020.  Adjusted EBITDA1 of $47.0 million to $53.0 million.  Full-year organic growth of approximately 18% to 23% and M&A growth of approximately 19% to 20%. The Company’s 2021 outlook includes partial period contributions from the following acquisitions:  Heavy 16 – net sales and EBITDA contribution for May through December 2021  House & Garden – net sales and EBITDA contribution for June through December 2021  Aurora Innovations – net sales and EBITDA contribution for July through December 2021  Greenstar – net sales and EBITDA contributions for August through December 2021  IGE – net sales and EBITDA contributions for November through December 2021 Q4 2021  Net sales growth comprised of M&A growth, partially offset by a decline in organic sales  Organic sales decline estimated in the low-to-mid teens driven by a sales mix that is primarily consumable products as opposed to durable products Note: 1With respect to projected fiscal year 2021 Adjusted EBITDA, a quantitative reconciliation is not available without unreasonable effort due to the variability, complexity and low visibility with respect to certain items, including, but not limited to, stock-based compensation and employer payroll taxes, uncertainties caused by the global COVID-19 pandemic, changes to the regulatory landscape, and certain potential future transaction expenses, which are excluded from Adjusted EBITDA. We expect the variability of these items to have a potentially unpredictable, and potentially significant, impact on our future GAAP financial results.

Hydrofarm is a leading branded hydroponics company with a manufacturing and distribution platform serving the Controlled Environment Agriculture ("CEA") market

Mission

Enabling growers, farmers and cultivators to achieve higher yields and greater quality, consistency, efficiency and sustainability at their farms

Vision

Bringing innovative solutions, preferred brands and gold standard service to the rapidly expanding and complex controlled environment agriculture industry

+45%
YTD Sep-21 net sales YoY growth

~76%
YTD sales from margin-advantaged proprietary and preferred brands[1]

13% | **11%**
Q3'21 Adj. EBITDA margin[2] | *YTD Sep-21 Adj. EBITDA margin[2]*

+19%
'20 – '25 CAGR Global CEA Market

40+
Years of operating experience

8
Distribution centers[3] across North America with opportunity to scale

~90%
Delivery coverage of U.S. population within 24-48 hours

19%
Net sales CAGR for 15+ years

2,000+ | **~400**
Wholesale customer accounts | *Supplier relationships globally*

~68%
Sales from consumables with recurring revenue streams[1]

HYDROFARM

Source: Company information, industry reports
Note: All financials shown are as reported and exclude pro forma impact from recently completed acquisitions unless otherwise stated; [1] on pro forma basis for the 5 acquisitions completed in 2021; [2] Adj. EBITDA is a non-GAAP measure, see reconciliation to the nearest GAAP measure at the end of this presentation; [3] Distribution center footprint excludes 5 manufacturing facilities added via recent acquisitions.

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Hydrofarm is well-positioned for the future – key investor highlights

1. **MASSIVE MARKET OPPORTUNITY – "SELLING PICKS AND SHOVELS"**
   Unprecedented tailwinds for our large and rapidly-growing end-markets ***as cannabis legalization and CEA expands***

2. **DIFFERENTIATED BRANDED PRODUCT OFFERING**
   Majority of sales are from products that are ***only or primarily sold by Hydrofarm*** at ***advantaged margins***

3. **HIGH PROPORTION OF CONSUMABLES**
   Approximately 68% of sales come from consumables, creating a ***large source of recurring revenue***

4. **WINNING PLATFORM**
   Supply chain excellence with just-in-time coverage of North America and ***disruptive DMI[1] technology***

5. **IMPRESSIVE GROWTH ALGORITHM**
   +15-year track record of 19% revenue CAGR *with a goal to achieve mid-teens+ organic topline growth*

6. **DRIVING PROFITABILITY**
   Significant adj. EBITDA and margin growth in 2021, with potential for ***material and sustainable margin upside***

7. **CONSOLIDATOR OF CHOICE – ACQUIRED 5 BUSINESSES IN FIRST YEAR AS A PUBLIC COMPANY**
   Differentiated positioning expands opportunity set to ***broaden industry footprint and strengthen portfolio***

8. **EXPERIENCED MANAGEMENT TEAM AND STRONG BOARD**
   Proven management team with public company CEO/CFO and deep experience base paired with strong board

HYDROFARM

Source: Company information, industry reports; Note: [1] Distributor managed inventory.

4

Our robust infrastructure positions us to capitalize on rapidly growing markets

Now manufacturing in-house approximately[1] 36% of our revenue base


Langley, BC
Edmonton, AB
Portland, OR
Eugene, OR
Arcata, CA
Petaluma, CA
Fontana, CA
Paramount, CA
Denver, CO
Sycamore, IL
New Hudson, MI
Cambridge, ON
Goshen, NY
Fairless Hills, PA

Distribution centers   Manufacturing sites

***~1 million sq. ft. of distribution space** in our North American distribution centers[2]*

*Distribution footprint can reach **~90% of U.S population** in <48 hours*

*Long-term relationships with network of **~400 suppliers***

***Serve >2k wholesale customers** across multiple channels in North America*

*Commercial sales and DMI[3] programs **enhance customer value proposition***

HYDROFARM

Source: Company information

Note: [1] As of 9/30/21 pro forma for five acquisitions; [2]Includes space from recent expansion of U.S. distribution centers, but excludes additional space expected from Canada distribution center expansions slated for Q4 2022 and manufacturing footprint from acquired companies; [3] Distributor managed inventory.

5

Strong leadership team with relevant public company experience

Proven management team with public company CEO/CFO and deep experience base



Bill Toler
Chairman & Chief Executive Officer
Joined in 2019

Prior experience
Hostess, AdvancePierre, Campbell's, Nabisco, P&G, Pinnacle



John Lindeman
Chief Financial Officer
Joined in 2020

Prior experience
Calavo, STIFEL, Janney, pwc



Terence Fitch
President
Joined in 2019

Prior experience
McKinsey & Company, Coca-Cola Enterprises Inc, Coca-Cola



Mark Parker
SVP, Business Development
Joined in 2019

Prior experience
Campbell's, Pinnacle, Reckitt & Colman, IQ Solutions, LLC



Eric Ceresnie
SVP, Corporate Development & Finance
Joined in 2018

Prior experience
Hawthorn, EY, Monomoy Capital Partners, ATKearney



Rob Marlow
Chief Information Officer
Joined in 2019

Prior experience
Tyson, Altria, Intersection, Ford



Tais Martinez
Vice President Human Resources
Joined in 2021

Prior experience
GE, Baker Hughes, citi, Korn Ferry

Strong board with diverse, relevant experience



Renah Persofsky
Vice Chair & Lead Director, Tilray
Joined in 2020

Prior experience
Tilray, CIBC, Hydrofarm



Susan Peters
Former SVP HR, General Electric
Joined in 2020

Prior experience
General Electric, Loews



Rick Moss
Former CFO, Hanesbrands
Joined in 2020

Prior experience
Hanes Brands Inc, Chattem



Patrick Chung
VP Finance, Serruya Private Equity
Joined in 2020

Prior experience
SPE Serruya Private Equity, Deloitte.



Melisa Denis
Retired Lead Partner, KPMG
Joined in 2020

Prior experience
KPMG, enactus

6

7 ~$10bn ~$18bn 2020 2026E Hydrofarm services a large and rapidly growing market Source: Industry reports Our total addressable market ~$1tn Commercial agriculture, food & related industries ~$48bn Consumer gardening & growing ~$65B Global CEA Market (includes cannabis) ~$75bn Global CEA market (incl. cannabis) Our customers’ key end markets ~$9.5bn Global CEA wholesale Represent Hydrofarm’s current categories $3bn $7bn 2019 2023 Global vertical farming market $75bn $150bn 2020 2025 Global CEA market $14bn $37bn $12b n $31b n$2bn $6bn 2019 2024 North American cannabis market United States Canada 22% CAGR 19% CAGR 24% CAGR

Progress since our initial public offering in Q4 2020

Robust financial performance	✓ +45% YoY net sales growth as of 2021 Q3 YTD ✓ Gross margin of 22.4% as of 2021 Q3 YTD, (~375bps improvement from YTD 2020) ✓ Adj. EBITDA[1] margin of 11.4% as of 2021 Q3 YTD (>500bps improvement from YTD 2020)[1]
Executing on our strategic initiatives	✓ Strong continued revenue growth across product lines, geographies and brand categories ✓ Expanding warehouse capacity in several key markets and building inventory to serve the expected surge in demand from cannabis legalization in new states ✓ Put in place new credit agreement with larger limit and more favorable terms ✓ Expanded/relocated three DCs to add capacity and better serve our customer base ✓ Integration of recent acquisitions
Rapidly growing market remains strong	✓ Significant legislative momentum with NY, NM, CT, VA legalizing recreational adult-use cannabis ✓ Shifting attitudes towards cannabis with over 70% of Americans believing cannabis should be legal ✓ Improved momentum in recently legalized states, increased commercial penetration

HYDROFARM

Source: Company information
Note: All financials shown are as reported and exclude pro forma impact from recently completed acquisitions unless otherwise stated; [1] Adj. EBITDA is a non-GAAP measure, see reconciliation to the nearest GAAP measure at the end of this presentation

8

9 Innovation via R&D Increase brand coverage Marketing initiatives Relationship model National network Access to key end markets Supply chain excellence Build commercial DMI program Securing customer success Acquire leading brands Add tech & capabilities Expand industry footprint We have seen success across all growth strategies year to date Our industry premise Productivity enhancements and operating synergies are beginning Our growth strategies Expand proprietary brand offering Adding strategic distribution relationships and preferred brands Enabling wholesale network to effectively serve commercial growers Acquire value enhancing businesses Leveraging the Hydrofarm platform to capture greater share of the cannabis and CEA end markets Our value proposition Branded provider of all CEA needs Gold standard in distribution & service

Five recent acquisitions highlight Hydrofarm's accretive brand acquisition strategy.

Invested $505 million on five acquisitions at average multiple of ~7x Adj. EBITDA

	HEAVY 16	House & Garden / MAD FARMER	aurora innovations	greenstar PLANT PRODUCTS INC.	INNOVATIVE GROWERS EQUIPMENT INC.
Closing date	■ May 3, 2021	■ June 1, 2021	■ July 1, 2021	■ August 3, 2021	■ November 1, 2021
2021E revenue[1]	■ ~$23mm	■ ~$55mm	■ ~$60mm	■ ~$26mm	■ ~$52mm
Overview & rationale	■ **Nutrient products** for professional growers ■ Significant **distribution opportunity**	■ **House & Garden** is a leading producer of plant nutrients and fertilizer ■ **Mad Farmer** is a producer of premium plant enhancements formulated for use with any growing medium	■ Manufacturer of **premium organic grow media and nutrients** ■ **Proprietary innovation** at in-house R&D facility	■ Manufacturer of **premium horticultural products and solutions** ■ Broaden **geographic footprint** and strengthen **product portfolio**	■ Manufacturer of **rolling benches, multi-layer racks and LED lights** ■ Strong engineering and commercial sales capabilities
Select products	 *Heavy Fire* / *Heavy Roots*	 *Roots Excelurator Gold* / *Mother of all Blooms*	 *Soul Grow* / *Roots Organics Original*	 *Power Bloom* / *Vitamax Pro*	 *Multi-Layer Racks* / *Rolling Benches*

HYDROFARM

Source: Company information, press releases
Note: Adj. EBITDA s a non-GAAP measure, see reconciliation to the nearest GAAP measure at the end of this presentation; [1] Estimate as of the date of acquisition announcement, does not include sales eliminations

10

Our margin advantaged proprietary & preferred brand portfolio delivers comprehensive hydroponic & CEA solutions with meaningful room to grow



Significant margin benefit
Distributed
Preferred
Proprietary
Proprietary & Self-manufactured

Consumables (~70% of sales) | Durables (~30% of sales)

	Supplies	Grow media	Nutrients	Lighting	Equipment
Proprietary	ActiveAQUA, Jump Start, active eye, EXTRACT!T, TRIM FAST	GROW!T Commercial; #3 aurora innovations, roots organics	#1 HEAVY 16; #2 Mad Farmer; #4 greenstar, GROTEK	PHANTOM, PHOTOBIO, agrobrite, digilux, RAPTOR, QUANTUM, RADIANT, JUMP START, XTRASUN, Sun Blaster	ActiveAQUA, ACTIVE AIR, autopilot, OXY CLONE, PH-DAT FAMILY; #5 INNOVATIVE GROWERS EQUIPMENT INC.
Preferred	PRIVATE RESERVE, Jeffan, ENVIRO GUARD, KENEX, Safer, dirt pot, TNB, TRIMBAG	FOXFARM, THE SOIL KING, BIOBIZZ, GEOLITE, Coast of Maine	Cutting Edge Solutions, APTUS, FOXFARM, Procidic, ELITE, RARE DANKNESS NUTRIENTS, GROWTH SCIENCE, LOST COAST PLANT THERAPY, BioSafe Systems, BIOBIZZ, VEGAMATRIX, BIG TIME, REMO, AzaPRO, EARTH JUICE		anden, GREE, JETFAN, Gorilla, REVELRY, ATMOSPHERE, IGS Intelligent Growing Systems

End-to-end category coverage through innovative, well-recognized proprietary and preferred brands

HYDROFARM Source: Company information

Recent M&A

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HYFM Long Term Growth Drivers These materials are not to be printed, downloaded or distributed.

13 Several momentum builders carrying into 2022  IGE Acquisition: Acquisition closed in November 2021. Carrying +$25mm backlog into 2022 driven by new state build outs and vertical rack retrofits  Commercial Channel: 2021 was the largest ever for our commercial channel. Seeing strength in the commercial segment across the US. Combined sales efforts from acquired brands bringing many new opportunities  Peat Products: Peat moss segment of Aurora Innovations coming off record harvest in 2021. Recently secured additional bog leases, expanding acreage by over 35%  New States: Recent and upcoming legalizations in Ohio, New York, Missouri, Arizona and Louisiana are showing real traction  Productivity: Productivity performance improvement program deployed across the manufacturing and distribution network in 2021; expected to moderate cost pressures in 2022

14 CEA for food and ornamental crops along with international expansion remain attractive long-term growth opportunities Sources: Research & Markets CEA for North America Food and Ornamental Crops  Vertical farming market projected to grow at 23% CAGR over the next 4 years per Research & Markets  Improving lighting efficiencies and hydroponic methods driving expansion of CEA food production  Hybrid-CEA business models expected to expand the opportunity set for fresh food applications International (non-US/Canada) Growth Opportunity  International expansion expected to contribute to be a 2022 growth driver  2021 acquisitions drove increase of international sales by 3x  Europe earlier in the legalization cycle compared to North America  Evaluating European acquisition opportunities

We expect continued acceleration in cannabis market growth resulting from state legislative changes and increasing popular support

U.S. Cannabis Market Status



WA
OR
CA
NV
ID
MT
WY
UT
CO
AZ
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
VT
NH
ME
MA
CT
RI
DE
MD
NJ
HI

	Sales Per Capita[5]	% of US Population	% of HYFM US Sales[5]	%HYFM Sales Growth[6]
Adult-use[1] Legal	~$3.00 to $3.75+	30%	~75%	20%
Medicinal-use[2] Legal	~$0.60	41%	~20%	60%
New Adult-use[3] Legalizations	~$0.40	13%	~3%	50%
None[4]	~$0.15	16%	~2%	32%

+15% CAGR for years to come

Notes:
[1] Adult-Use States: CA, MI, CO, OR, ME, MA, WA, IL, AZ, NV, VT, AK, DC
[2] Medicinal-Use States: ND, LA, MS, IA, DE, AR, MN, HI, UT, WV, MD, NH, GA, NM, MO, TX, RI, FL, OH, PA, OK
[3] New Adult-Use States: CT, MT, VA, NJ, NY
[4] None: All other States
[5] Based on FY2021 estimated sales, pro forma for acquisitions
[6] 9/30/21 YTD HYFM organic sales
Sources: Census data, news media

HYDROFARM

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16 U.S. Cannabis market continues to grow following 2020/21 Pandemic Boost Sources: Headset U.S. Cannabis Retail Sales $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 Q1 Q2 Q3 Q4 Bi lli on s 2018 2019 2020 2021 Headset dispensary retail sales  Growth in Q4’21 remains positive despite pandemic boost from Q2’20 to Q2’21  Early signals of improved pricing in late Q4’21

17 Legalization supports long-term increased consumption trend  Legalization removes stigma, increases awareness, increases accessibility and as result increased consumption  Cannabis Prevalence significantly higher in states with Adult-Use and Medical legalization  Like other consumer products…as category matures, brand proliferation, sub-segments and alternative product delivery methods can drive additional growth U.S. Cannabis Usage – Steadily increasing since 2008 US Cannabis Usage – By Legalization Status 25.3% 18.5% 16.8% 15.3% Adult New Adult Medical None U.S. Cannabis %Use for ages 18+ Average %Use in the past year for ages 18+ 10.0% 15.0% 20.0% 25.0% 30.0% TX SD VA SC UT NE MS GA WV WY LA IA AR AL ND NJ HI KY TN WI IN NC ID KS FL MO MN MD PA DE OH NY AZ NM OK IL CT CA NH NV MI MT ME MA AK RI CO WA OR VT DC Adult Medical None U.S. Cannabis Usage – By State %Use in the past year for ages 18+ Notes: 1 Adult-Use States: CA, MI, CO, OR, ME, MA, WA, IL, AZ, NV, VT, AK, DC 2 New Adult-Use States: CT, MT, VA, NJ, NY 3 Medicinal-Use States: ND, LA, MS, IA, DE, AR, MN, HI, UT, WV, MD, NH, GA, NM, MO, TX, RI, FL, OH, PA, OK 4 None: All other States Sources: SAMSHA, news media 1 2 3 4

18 ESG – Recently published our first sustainability report Initiated ESG reporting in 2020 in conjunction with an internal ESG Committee, the Board’s Nominations and Governance Committee, and a third-party expert. Key areas of focus: Sustainable Products • Product Strategy – Targeting products which make efficient use of land, water, power, fertilizers and pesticides • Product Safety – Assuring products we sell are safe and compliant with proper standards. • Lifecycle Management - Minimize packaging, use sustainable materials, regular SKU review and end-of-lifecycle planning. Green Operations • Energy & Climate – Minimize GHG emissions through energy efficient facilities, equipment, vehicles, and logistics strategies • Waste & Recycling – Reduce, reuse & recycle water, energy and materials across all company operations. Focus on People • Develop diverse, inclusive and welcoming workplace; BOD is 50/50 male-female. • Focus on safe workplace practices for operational & COVID-related health risks utilizing training, workspace realignment & communications.

19  Category growth opportunity with accelerating legislative support and increasing consumer demand  Opportunity to leverage our unique position in the value chain  Unique pure-play “picks and shovels” supplier to the industry without “touching the plant”  Executing on consolidation strategy in a highly fragmented industry – completed acquisitions of Heavy 16, Aurora Innovations, House & Garden, Greenstar Plant Products, and Innovative Growers Equipment  Proven management team with public company CEO/CFO and deep experience base Hydrofarm is uniquely positioned to capitalize on the rapid growth in the cannabis and CEA industries

Appendix

Adjusted EBITDA reconciliation

$mm	Three Months Ended 9/30/21	Nine Months Ended 9/30/21
Net income	$17.3	$24.5
Interest expense	0.1	0.3
Income taxes	(19.8)	(19.0)
Distribution center exit costs and other	0.3	0.3
Depreciation and amortization	4.9	8.6
Impairment, restructuring, and other[1]	0.2	0.2
Acquisition and integration expenses[2]	10.6	20.8
Other expense (income), net	0.0	(0.1)
Stock-based compensation expense[3]	1.3	3.9
Loss on debt extinguishment[4]	-	0.7
Investor warrant solicitation fees[5]	1.1	1.9
Adj. EBITDA	**$16.1**	**$42.2**
Adj. EBITDA as a percent of Net Sales	**13.0%**	**11.4%**

Notes: All figures rounded to the nearest $0.1 million, total lines may not foot due to rounding. [1]Reflects the elimination of the impairment, restructuring and other for the periods presented; [2]Reflects the elimination of acquisition and integration investment banking, consulting, transaction services and legal fees incurred for the completed Heavy 16, House & Garden, Aurora, Greenstar, and Innovative Growers Equipment acquisitions and certain potential acquisitions, including the contingent consideration of Heavy 16 ($0.1 million) and the inventory step up amounts of Heavy 16 and House and Garden ($2.0 million) for the nine months ended September 30, 2021; [3]Reflects the elimination of the stock-based compensation and related employer payroll taxes on stock-based compensation for the periods presented; [4]Reflects the elimination of one-time charges for loss on debt extinguishment for 2021; [5]Reflects the elimination of one-time investor warrant solicitation fees.

HYDROFARM
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